UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): June 26, 2002

                           Luong Dae Solutions, Inc.
             (Exact name of registrant as specified in its charter)

                        Rocky Point Pharmaceuticals, Inc.
                          (Former name of registrant)

          Nevada                   33-55254-09               87-0434293
(State or other jurisdiction      (Commission            (IRS Employer
    of incorporation)              File Number)         Identification No.)

      9350 South 150 East, Suite 900
                 Sandy, Utah,                      84070
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code: (801) 424-2424

                          516 East Sandy Hollow Circle
                              Midvale, Utah 84047
                 (Former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Changes in Control of Registrant.
Reference attached proxy statement

Item 5. Other Events.

On June 26, 2002 at a special shareholders' meeting, the shareholders approved the actions recommended by management in the attached proxy statement.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of businesses acquired.
          Financial statements will be provided within the required time period as an amendment to this Form 8-K.

     (b)  Pro Forma financial information
          Pro forma information will be provided within the required time period as an amendment to this Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                Luong Dae Solutions, Inc.
                                     (Registrant)

Date:  July 9, 2002             /s/ John H. Eckersley
                                John H. Eckersley, President, Chairman,
                                                   and Director

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                                 June 26, 2002


                   PROXY SOLICITED BY THE BOARD OF DIRECTORS


This proxy statement is furnished to holders of the common stock of Rocky Point Pharmaceuticals, Inc., (the "Company") in connection with the solicitation by the Board of Directors of proxies for use at the special meeting of shareholders to be held at its offices at 9350 South 150 East, Suite 900, Sandy, Utah 84070, on the 26th day of June 2002, and at all adjournments thereof, for the purpose of voting on the merger with Luong Dae Solutions, Inc. and the change of Company name to Luong Dae Solutions, Inc.

Holders of outstanding stock of record at the close of business on June 19, 2002, are entitled to vote at the meeting and to cast one vote for each share held. The outstanding voting securities of the company, as of June 1, 2002, consists of 1,000,000 shares.

This Proxy Statement and form of proxy are being mailed to the shareholders of Rocky Point Pharmaceuticals, Inc. on or about June 10, 2002.

The costs of this solicitation of proxies shall be born by Rocky Point Pharmaceuticals, Inc.

              INTERESTS OF PERSONS IN THE MATTER TO BE ACTED UPON

No officer, director, nominee for election as a director, or associate of such officer, director or nominee is or has been in debt to the Company during the last fiscal year. However, the Company's officers, directors, and major shareholder, have made an oral undertaking to make loans to the Company in amounts sufficient to enable it to satisfy its reporting requirements and other obligations incumbent on it as a public company, and to commence, on a limited basis, the process of investigating possible merger and acquisition candidates. The Company's status as a publicly-held corporation may enhance its ability to locate potential business ventures. The loans will be interest free and are intended to be repaid at a future date, if or when the Company shall have received sufficient funds through any business acquisition. The loans are intended to provide for the payment of filing fees, professional fees, printing and copying fees and other miscellaneous fees.

          PRINCIPAL SHAREHOLDERS OF ROCKY POINT PHARMACEUTICALS, INC.

The following table sets forth, as of December 31, 2001, information regarding the beneficial ownership of shares by each person known by the Company to own five percent or more of the outstanding shares, by each of the directors and by the officers and directors as a group.

                            Name and address                   Amount of                 Percent
Title of Class            of beneficial owner             beneficial ownership          of Class
--------------            -------------------             --------------------          --------
Common                    Mark Timothy                          229,800                 22.98%
                          1466 Vintry
                          Salt Lake City, UT 84121
Common                    Ann Timothy (1)                       275,000                 27.50%
                          1466 Vintry
                          Salt Lake City, UT 84121
Common                    Julie Thorson                         275,000                 27.50%
                          1963 Stryker Avenue
                          Park City, UT 84060
Common                    Neil E. Crabtree                      0                       0.00%
                          516 East Sandy Hollow Circle
                          Midvale, UT 84047
Common                    All officers and Directors            0                       0.00%
                              as a group

(1) Ann Timothy is the mother of Mark Timothy.

          OFFICERS AND DIRECTORS OF ROCKY POINT PHARMACEUTICALS, INC.

The following table shows the positions held by the Company's officers and directors. The directors were appointed in May, 2000 and will serve until the next annual meeting of the Company's stockholders, and until their successors have been elected and have qualified. The officers were appointed to their positions, and continue in such position, at the discretion of the directors.

  Name                   Age      Position
  Neil E. Crabtreee      40       President, Secretary/Treasurer, & Director

     Neil E. Crabtree has served as President and Chief Executive Officer of the Company since May, 2000. From June 1992 to May 2000, Mr. Crabtree served as Founder and Chief Operating Officer for Rocky Point, a producer of nationally acclaimed, holiday-oriented special events. From March 1989 to June 1992, Mr. Crabtree worked as a Manager for Western Ford Chrysler, a large Ford and Chrysler dealership in Tooele, Utah. From July 1981, to February 1989, Mr.
Crabtree worked as a Manager for Mister Lease, Inc., a holding company of diverse businesses including retail, wholesale, and manufacturing operations, where his primary responsibilities included new business evaluation, mergers, and acquisitions. Mr. Crabtree graduated with a Bachelor of Science degree in Business Administration from Weber State University in June 1997, where he was named "Outstanding Graduate in Management." Mr. Crabtree received his Masters of Business Administration degree from the University of Utah in May 1999, where he was named "Outstanding Graduate, MBA Class of 1999.

          EXECUTIVE COMPENSATION OF ROCKY POINT PHARMACEUTICALS , INC.

     The Company has made no arrangements for the remuneration of its officers and directors, except that they will be entitled to receive reimbursement for actual, demonstrable out-of-pocket expenses, including travel expenses if any, made on the Company's behalf in the investigation of business opportunities. No remuneration has been paid to the Company's officers or directors prior to the filing of this form. There are no agreements or understandings with respect to the amount or remuneration that officers and directors are expected to receive in the future. Management takes no salaries from the Company and does not anticipate receiving any salaries in the foreseeable future. No present prediction or representation can be made as to the compensation or other remuneration which may ultimately be paid to the Company's management, since upon the successful consummation of a business opportunity, substantial changes may occur in the structure of the Company and its management. At such time, contracts may be negotiated with new management requiring the payment of annual salaries or other forms of compensation which cannot presently be anticipated. Use of the term "new management" is not intended to preclude the possibility that any of the present officers or directors of the Company might be elected to serve in the same or similar capacities upon the Company's decision to participate in one or more business opportunities.

     The Company's management may benefit directly or indirectly by payments of consulting fees, payment of finders fees to others, sales of insiders' stock positions in whole or in part to a private company, the Company or management of the Company or through the payment of salaries, or any other methods of payments through which insiders or current investors receive funds, stock, other assets or anything of value whether tangible or intangible. There are no plans, proposals, arrangements or understandings with respect to the sale of additional securities to affiliates, current shareholders or others prior to the location of a business opportunity.

                   VOTING RIGHTS; VOTES REQUIRED FOR APPROVAL

     The Board of Directors has fixed the close of business on June 19 2002 as the record date. Only holders of record of shares on the record date are entitled to notice of and to vote at the meeting. There are 1,000,000 shares outstanding and entitled to vote held by approximately 750 shareholders.

     Each holder is entitled to cast one vote per share. The presence, in person or by proxy of the holders of a majority of the outstanding shares is necessary to constitute a quorum. The affirmative vote, in person or by proxy, of the holders of a majority of the shares is required to hold the meeting.

                       RIGHTS OF DISSENTING SHAREHOLDERS

     All holders of outstanding shares of common stock of the company have the right under Nevada Statutes to dissent from the Exchange and to obtain the fair value of their shares. Any shareholder seeking to exercise his rights must follow the procedure specified in the Nevada Statutes.

     A shareholder may assert dissenters' rights only as to all of the shares registered in his or her name unless the shareholder dissents with respect to all of the shares which are beneficially owned by another person but registered in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the shareholder dissents. In that event, the rights of the dissenter shall be determined as if the shares as to which the shareholder has dissented and the other shares were registered in the names of different shareholders. Shareholders who have the right to exercise dissenters' rights and obtain payment for their shares do not have a right at law or in equity to have the proposed action at the special meting set aside or rescinded, except when the action is fraudulent with regard to the shareholder or the corporation.

     A shareholder that desires to dissent must give written notice to Rocky Point Pharmaceuticals, Inc., 9350 South 150 East, Suite 900, Sandy, Utah 84070.

                     MERGER WITH LUONG DAE SOLUTIONS, INC.

     The Board of Directors has entered into an agreement with Luong Dae Solutions, Inc., a Nevada Corporation and its shareholders for a merger. Under the terms of the agreement 100% of the issued and outstanding shares of Luong Dae Solutions, Inc. will be transferred to the Company in exchange for 11,000,000 common shares of Rocky Point Pharmaceuticals , Inc.

     The present shareholders of Rocky Point Pharmaceuticals, Inc. will retain their shares, and will hold the same number of shares after the merger as before the merger. When the merger is approved and the name is changed the shareholders will be asked to exchange their shares for certificates with the new name.

     The merger is intended to be a tax free exchange of shares, within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986. Each shareholder should consult his or her tax advisor to determine whether or not to report anything on their next tax return.

     The 11,000,000 shares to be issued to Luong Dae Solutions, Inc. will be restricted shares. There is no agreement or understanding as to future sales of these shares, the filing of a registration statement regarding these shares, or future distribution of the shares to the present shareholders of Luong Dae Solutions, Inc.

     The 1,000,000 shares now outstanding will remain outstanding after the merger, and added to the 11,000,000 shares to be issued to the shareholders of Luong Dae Solutions, Inc. will make a total of 12,000,000 shares of Rocky Point Pharmaceuticals, Inc. shares outstanding after the merger. The 11,000,000 shares held by the shareholders of Luong Dae Solutions, Inc. will represent 92% of the total outstanding shares of Rocky Point Pharmaceuticals, Inc.

     The 11,000,000 shares of Luong Dae Solutions, Inc. acquired as a result of the merger by Rocky Point Pharmaceuticals , Inc. will represent 100% of the outstanding shares of Luong Dae Solutions, Inc.

     By this merger management of Rocky Point Pharmaceuticals seeks to increase shareholder value. Management of Luong Dae Solutions seeks access to the capital markets for capital raising activities.

Accounting

     The merger will be treated as a reverse merger. This means that Luong Dae Solutions, Inc. will be owned by Rocky Point Pharmaceuticals , Inc., but that Luong Dae Solutions, Inc. will be the operating company. Legally the corporate structure will be that of Rocky Point Pharmaceuticals , Inc. For accounting purposes the surviving entity will be Luong Dae Solutions, Inc. because it will be the operating entity.

     Both corporations have had either no revenue, or limited revenue, and there is substantial doubt that either can continue as a going concern. Both companies are dependent on their ability to meet future financing requirements.

Rocky Point Pharmaceuticals, Inc

     The company was incorporated under the laws of the State of Utah on April 14, 1986 and subsequently reincorporated under the laws of the State of Nevada on December 30, 1993, and is in the development stage. The Company intends to begin the process of investigating potential business ventures which in the opinion of management will provide a source of eventual profit to the Company. Such involvement may take many forms, including the acquisition of an existing business or the acquisition of assets to establish subsidiary businesses. The Company's management does not expect to remain involved as management of an acquired business; presently unidentified individuals would be retained for such purposes.

     As an unfunded venture, the Company will be extremely limited in its attempts to locate potential business situations for investigation. However, the Company's officers, directors and major shareholder have undertaken to make loans to the Company in amounts sufficient to enable it to satisfy its reporting and other obligations as a public company, and to commence, on a limited basis, the process of investigating possible merger and acquisition candidates, and believe that the Company's status as a publicly-held corporation will enhance its ability to locate such potential business ventures.

     No assurance can be given as to when the Company may locate suitable business opportunities and such opportunities may be difficult to locate. The Company intends not to allocate any incoming funds specifically, should there be any in the future, to general use for the purpose of seeking, investigating and acquiring or becoming engaged in a business opportunity. Decisions concerning these matters may be made by management without the participation or authorization of the shareholders.

     Management anticipates that due to its lack of funds, and the limited amount of its resources, the Company may be restricted to participation in only one potential business venture. This lack of diversification should be considered a substantial risk because it will not permit the Company to offset potential losses from one venture against gains from another.

     Business opportunities, if any arise, are expected to become available to the Company principally from the personal contacts of its officers and directors. While it is not expected that the Company will engage professional firms specializing in business acquisitions or reorganizations, such firms may be retained if funds become available in the future, and if deemed to be advisable. Opportunities may thus become available from professional advisers, securities broker-dealers, venture capitalists, members of the financial community, and other sources of unsolicited proposals. In certain circumstances, the Company may agree to pay a finder's fee or other form of compensation, including perhaps one-time cash payments, payments based upon a percentage of revenues or sales volume, and/or payments involving the issuance of securities, for services provided by persons who submit a business opportunity in which the Company shall decide to participate, although no contracts or arrangements of this nature presently exist. The Company is unable to predict at this time the costs of locating a suitable business opportunity.

     The Company will not restrict its search to any particular business, industry or geographical location, and reserves the right to evaluate and to enter into any type of business opportunity, in any stage of their development (including the upstart stages) in any location. In seeking business ventures, management can not be influenced primarily by an attempt to take advantage of the anticipated or perceived appeal in specific industry, management group, or product or industry, but rather will be motivated by the Company's business objective of seeking long term capital appreciation in their real value. In addition, the Exchange Act reporting requirements require the filing of the Form 8-K disclosing any businesses acquired and requires audited financial statements of such companies. These reporting requirements may substantially limit the businesses which may be available for possible acquisition candidates.

     The analysis of business opportunities will be undertaken by or under the supervision of the Company's management, none of whom is a professional analyst and none of whom have significant general business experience. Among the factors which management will consider in analyzing potential business opportunities are the available technical, financial and managerial resources: working capital and financial requirements; the history of operation, if any; future prospects; the nature of present and anticipated competition; potential for further research, development or exploration; growth and expansion potential; profit potential; the perceived public recognition or acceptance of products or services; name identification, and other relevant factors.

     It is not possible at present to predict the exact manner in which the Company may participate in a business opportunity. Specific business opportunities will be reviewed and, based upon such review, the appropriate legal structure or method of participation will be decided upon by management. Such structures and methods may include, without limitation, leases, purchase and sale agreements, license, joint ventures; and may involve merger, consolidation or reorganization. The Company may act directly or indirectly through an interest in a partnership, corporation or reorganization. The Company may act directly or indirectly through an interest in a partnership, corporation or other form or organization. However, it is most likely that the Company will acquire a business venture by conducting a reorganization involving the issuance of the Company's restricted securities. Such a reorganization may involve a merger (or combination pursuant to state corporate statutes, where one of the entities dissolves or is absorbed by the other), or it may occur as a consolidation, where a new entity is formed and the Company and such other entity combine assets in the new entity. A reorganization may also occur, directly or indirectly, through subsidiaries, and there is no assurance that the Company would be the surviving entity. Any such reorganization could result in additional dilution to the book value of the shares and loss of control of a majority of the shares. The Company's present directors may be required to resign in connection with a reorganization.

     A reorganization may be structured in such a way as to take advantage of certain beneficial tax consequences available in business reorganizations, in accordance with provisions of the Internal Revenue Code of 1986 (as amended). Pursuant to such a structure, the number of shares held prior to the reorganization by all of the Company's shareholders might be less than 20% of the total shares to be outstanding upon completion of the transaction. Substantial dilution of percentage equity ownership may result to the minority shareholders, in the discretion of management.

     Generally, the issuance of securities in a reorganization transaction would be undertaken in reliance upon one or more exemptions from the registration provisions of applicable federal securities laws, including the exemptions provided for non-public or limited offerings, distributions to persons resident in only one state and similar exemptions provided by state law. Shares issued in a reorganization transaction based upon these exemptions would be considered "restricted" securities under the 1933 Act, and would not be available for resale for a period of one year, in accordance with Rule 144 promulgated under the 1933 Act. However, the Company might undertake, in consideration with such a reorganization transaction certain registration options in connection with such securities.

     The Company may choose to enter into a venture involving the acquisition of or merger with a company which does not need substantial additional capital but desires to establish a public trading market for their securities. Such a company may desire to consolidate its operations with the Company through a merger, reorganization, asset acquisition, or other combination, in order to avoid possible adverse consequences of undertaking its own public offering. (Such consequences might include expense, time delays, loss of voting control and the necessity of complying with various federal and state laws enacted for the protection of investors.) In the event of such a merger, the Company may be required to issue significant additional shares, and it may be anticipated that control over the Company's affairs may be transferred to others. It should also be noted that this type of business venture might have the effect of depriving the minority shareholders of the purported protection of federal and state securities laws, which normally affect the process of a company's becoming publicly held.

     It is likely that the investigation and selection of business opportunities will be complex, time-consuming and extremely risky. However, management believes that even though the Company will have limited capital, the fact that their securities will be publicly-held will make it a reasonably attractive business prospect for other firms.

     As part of their investigation of acquisition possibilities, the Company's management may meet with executive officers of the business and its personnel; inspect its facilities; obtain independent analysis or verification of the information provided, and conduct other reasonable measures, to the extent permitted by the Company's limited resources and management's limited expertise. Generally, the Company intends to analyze and make a determination based upon all available information without reliance upon any single factor as controlling.

     In all likelihood, the Company's management will be inexperienced in the areas in which potential businesses will be investigated and in which the Company may make an acquisition or investment. Thus, it may become necessary for the Company to retain consultants or outside professional firms to assist management in evaluating potential investments, and to hire managers to run or oversee the operations of its acquisitions or investments. The Company can give no assurance that it will be able to find suitable consultants or managers. The Company intends not to employ any of its affiliates, officers, directors or principal shareholders as consultants. The Company has no policy regarding the use of consultants, however, if management, in its discretion, determines that it is in the best interests of the Company, management may seek consultants to review potential merger or acquisition candidates. It is anticipated that the total amount of fees paid to any consultant would not exceed $5,000 per transaction. The fee, it is anticipated, would be paid by the potential target company. There are currently no contracts or agreements between any consultant and any companies that are searching for "shell" companies with which to merge. There have been no preliminary discussions or understandings between the Company and any market maker regarding the participation of any such market maker in the aftermarket for the Company's securities inasmuch as no market for the securities is expected to arise due to the lack of transferability on the Company's shares until an acquisition is made and a Form 8-K is filed with the Commission.

     It may be anticipated that the investigation of specific business opportunities and the negotiation time and execution of relevant agreements, disclosure documents and other instruments will require substantial management time and attention, and substantial costs of accountants, attorneys and others. Should a decision thereafter be made not to participate in a specific business opportunity, it is likely that costs already expended would not be recoverable. It is also likely, in the event a transaction should eventually fail to be consummated, for any reason, that the costs incurred by the Company would not be recoverable. The Company's officers and directors are entitled to reimbursement for all expenses incurred in their investigation of possible business ventures on behalf of the Company, and no assurance can be given that if the Company has available funds they will not be depleted in such expenses.

     In addition to the severe limitations placed upon the Company by virtue of its unfunded status, the Company will also be limited, in its investigation of possible acquisitions, by the reporting requirements of the Securities Exchange Act of 1934, pursuant to which certain information must be furnished in connection with any significant acquisitions. The Company would be required to furnish, with respect to any significant acquisition, audited financial statements for the acquired company, covering one, two or three years (depending upon the relative size of the acquisition). Consequently, acquisition prospects which do not have the requisite audited financial statements, or are unable to obtain them, may be inappropriate for acquisition under the present reporting requirements of the 1934 Act.

     The Company does not intend to take any action which would render it an investment company under The Investment Companies Act of 1940 (the "1940 Act"). The 1940 Act defines an investment company as one which (1) invests, reinvests or trades in securities as its primary business, (2) issues face-amount certificates of the installment type or (3) invests, reinvests, owns, holds or trades securities or owns or acquires investment securities having a value exceeding 40 percent of the value of its total assets (exclusive of Government securities and cash items) on an unconsolidated basis. The above 40 percent limitation may be exceeded so long as a company is primarily engaged, directly or through wholly-owned subsidiaries, in a business or businesses other than that of investing, reinvesting, owning, holding or trading in securities. A wholly-owned subsidiary is defined as one which is at least 95% owned by the company.

     Neither the Company nor any of its officers or directors are registered as investment advisers under the Investment Advisers Act of 1940 (the "Advisers Act"), and so there is no authority to pursue any course of business or activities which would render the Company or its management "investment advisers" as defined in the Advisers Act. Management believes that registration under the Advisers Act is not required and that certain exemptions are available, including the exemptions for persons who may render advice to a limited number of other persons and who may advise other persons located in one state only.

     The Company expects to encounter intense competition in its efforts to locate suitable business opportunities in which to engage. The primary competition for desirable investments may come from other small companies organized and funded for similar purposes, from small business development corporations and from public and private venture capital organizations. As the Company will be completely unfunded, it can fairly be said that all of the competing entities will have significantly greater experience, resources, facilities, contacts and managerial expertise than the Company and will, consequently, be in a better position than the Company to obtain access to, and to engage in, business opportunities. Due to the lack of funds, the Company may not be in a position to compete with larger and more experienced entities for business opportunities which are low-risk. Business opportunities in which the Company may ultimately participate are likely to be highly risky and extremely speculative.

Luong Dae Solutions, Inc.

     Luong Dae Solutions, Inc. was formed in May, 2002 when it purchased the software rights and existing client base for Rental-Ease, a proprietary property management software program, from Strategic Office Systems. Rental-Ease was developed by Scott Glauser, founder of Strategic Office Systems, in 1987. Scott is a computer programmer, real estate investor and manager of residential rental properties. Scott was unable to find any product with the suite of tools and functionality which would help him manage his rental properties. He designed Rental-Ease to meet his property management needs. Because of its rich feature set and ease of use, associates from trade and professional groups began requesting copies of the software. Scott formed Strategic Office Systems to develop and market the software program. In the past, Strategic Office Systems has employed upwards of 20 people, including Scott, who has continued to refine Rental-Ease, through over 20 upgrades, to meet the requirements of his customers. There are currently several thousand users of Rental-Ease throughout the world. Scott realized he lacked the expertise and capital to effectively market Rental-Ease and began seeking a buyer for the product.

     Rental-Ease was acquired by Luong Dae Solutions in May, 2002. It is the objective of the company to improve on this product and seize a greater share of the market. Management of Luong Dae Solutions intends to apply their experience to developing the product and its profitability.

Pricing and Profitability

     The market for property management software is stratified, with high end products costing several thousand dollars, to lower end products costing less than five hundred dollars. Rental-Ease, with its rich set of features and ease of use, is very competitively priced in the middle of the market. Strategic Office Systems has enjoyed profitability with the sale and service of Rental-Ease, however the product has not been marketed effectively over the last 5 years.

Customers

     Current customers around the world who use Rental-Ease to manage their properties fall into several categories. The first category is those people who manage from 2 to 20 properties. These people are looking for a relatively inexpensive product which is easy to use. The next category is those people who manage from 20 to 200 units. These people require a product with a full set of features, which is scalable and easy to use. The next category is those who manage over 200 properties. The number of units which can be managed with Rental-Ease is unlimited. Those who manage over 200 units require functionally robust, reliable and well supported property management software. Because of its flexibility and full set of features, Rental-Ease is able to easily meet the needs of this diverse group of users.

Vision

     By 2007, Luong Dae Solutions, Inc. will have finished implementing a three phase program which will substantially improve its position in the property management software market.

Phase 1
In the first phase SOS will concentrate on several areas including:

  Product
          Develop and release high end version which incorporates;
                  General Ledger
                  Modules
                  Onsite Version
                  Ability to share data with main office
          Develop and release low end version which limits the number of users

  Marketing
          Hire sales representatives in select high population areas Increase web presence--register with search engines
          Advertise in PC and trade publications
          Participate in trade shows

  Website
          Redesign look and feel of website
          Make site more interactive
          Provide more information
          Add online purchasing capability

 Service
  Increase service as a profit center
  Charge service fees of $500.00 per site for high end product
  Continue to charge per minute charges for low end products
Phase 2
  Product
          Integrate product with Quickbooks
          Upgrade existing products

  Marketing
          Continue to hire sales representatives in more States
          Continue with Phase 1 marketing strategies

  Website
          Make products downloadable from website.

  Service
          Incorporate online service capabilities

Phase 3

  Product
          Develop and offer ASP product
          Integrate ASP product with "Quickbooks for the Web" online service

  Marketing
          Continue Phase 1 and 2 marketing strategies

  Website
          Develop sister site for ASP (irentalease.com)

  Service
          Increase service capabilities to service ASP product.

                                 CHANGE OF NAME

     The Company intends to change the name of the corporation to Luong Dae Solutions, Inc.

                     OFFICERS AND DIRECTORS OF THE COMPANY

     The following information sets forth information as to the persons who will be Officers and Directors of Luong Dae Solutions, Inc. after the merger and name change.

Name                            Age         Position
John H. Eckersley, Esq.         43          President, Chairman and Director

Scott Glauser                   47          Vice President, Director

Arden Oliphant                  45          Secretary, Director

     John Eckersley, Chairman and Director Mr. Eckersley graduated cum laude from the University of Utah with a BS in Mass Communication. He also holds a JD from the University of Utah College of Law and is a practicing attorney. He helped form Digital Business Resource, Inc. and served as Executive Vice President, Secretary and Treasurer. He has also worked as a financial planner with American Express and Sovereign Financial Group.

     Scott Glauser, Vice President, Director. Mr. Glauser has a Bachelor of Science in International Business Management from Brigham Young University, Hawaii. Scott is a real estate entrepreneur, and software designer. He is the founder and managing partner of Strategic Office Systems.

     Arden Oliphant, Secretary, Director. Mr. Oliphant graduated from the University of Utah with a BS in Business.

                       SECURITY OWNERSHIP OF THE COMPANY

     The following table sets forth information as to the owners of 5% or more of the voting securities, and officers and directors of the new company:

Name of Beneficial Owner                        Number of Shares                        % of Ownership
- ------------------------                      ----------------                       --------------
Scott Glauser                                   3,000,000                               25%
9350 South 150 East, Suite 900
Sandy, Utah 84070

Judith Glauser                                  3,000,000                               25%
9350 South 150 East, Suite 900
Sandy, Utah 84070

John H. Eckersley                               2,250,000                               19%
9350 South 150 East, Suite 900
Sandy, Utah 84070

Arden Oliphant                                  1,100,000                               10%
9350 South 150 East, Suite 900
Sandy, Utah 84070

Neal Crabtree                                   1,000,000                               9%
9350 South 150 East, Suite 900
Sandy, Utah 84070